UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2021
TRIUMPH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TBKCP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
W. Bradley Voss Employment Agreement
As disclosed in the Company’s Current Report on Form 8-K filed on July 15, 2021, W. Bradley Voss was appointed Executive Vice President and Chief Financial Officer of the Company effective September 1, 2021, following the retirement of R. Bryce Fowler from such position effective as of the same date.
In connection with such appointment, Mr. Voss and the Company have entered into an Employment Agreement (the “Employment Agreement”), dated September 1, 2021 (the “Effective Date”). The Employment Agreement has an initial term commencing on the Effective Date and ending on December 31, 2021, subject to automatic renewal for successive one (1) year terms unless either party delivers 60 days’ prior written notice of non-renewal (and, in the event that a change in control occurs during the then-current term, such term shall be extended to end no earlier than the second anniversary of the change in control). The Employment Agreement provides for an annual base salary for Mr. Voss of $350,000 (prorated for 2021), which may be increased or decreased during the term, and specifies that Mr. Voss is eligible to participate in the annual and long-term incentive programs maintained by the Company to the same extent as other executives of the Company.
Either the Company or Mr. Voss may terminate his employment prior to the expiration of the then-current term in accordance with the terms and conditions of the Employment Agreement, and if such termination of employment is by the Company without “cause” (as defined in the Employment Agreement) or by Mr. Voss for “good reason” (as defined in the Employment Agreement) (a “qualifying termination”), then Mr. Voss shall be entitled to receive, subject to execution and non-revocation of a release of claims in favor of the Company, cash severance in the amount of 1.0 times his base salary as then in effect, as well as healthcare coverage continuation for 12 months. However, if the qualifying termination occurs within 24 months following a change in control, then the cash severance amount is increased to a multiple of 2.0 times Mr. Voss’s base salary as then in effect plus the trailing 3-year average bonus, and the healthcare coverage continuation period is increased to 24 months.
The Employment Agreement contains a better net after-tax cutback provision in respect of the excise tax imposed under Sections 280G and 4999 of the tax code, pursuant to which Mr. Voss’s change in control- related payments and benefits will be reduced to the extent necessary to prevent any portion of such payments and benefits from becoming subject to the excise tax, but only if, by reason of that reduction, the net after-tax benefit received by Mr. Voss exceeds the net after-tax benefit that the executive would receive if no reduction was made.
The Employment Agreement also contains certain restrictive covenants, including a perpetual confidentiality covenant, and non-compete, employee, client, and investor non-solicit, and business non-interference covenants that apply during employment and for the one-year period immediately following termination of employment for any reason.
The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Mr. Voss has also entered into an indemnification agreement with the Company in substantially the same form as the indemnification agreement that was previously filed with the Securities and Exchange Commission as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (File No. 333-198838). The indemnification agreement provides, in general, that the Company will indemnify Mr. Voss to the fullest extent permitted by applicable law in connection with his service to the Company or on the Company’s behalf.
Fowler Consulting Agreement
In connection with his retirement as Executive Vice President and Chief Financial Officer of the Company, Mr. Fowler has entered into a Consulting Agreement with the Company, effective September 1, 2021 (the “Consulting Agreement”), whereby Mr. Fowler will provide certain consulting services related to various business and/or growth transactions, oversight and advice related to the Company’s regulatory relationships, transition matters from Mr. Fowler’s role as Executive Vice President and Chief Financial Officer, and provision of advice and support to the Company’s Risk Management and Audit Committees, in each case, as requested by the Company. In connection therewith, Mr. Fowler will be paid a consulting fee of $7,416.67 per month. The Consulting Agreement has a term of 36 months. The Consulting Agreement may be terminated at any time during the term by Mr. Fowler or the Company on 180 days prior written notice to the other party thereto. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.
Following his retirement, Mr. Fowler is also expected to remain a member of the Board of Directors of the Company’s subsidiary bank, TBK Bank, SSB. In connection therewith, in addition to the consulting fees paid to Mr. Fowler pursuant to the Consulting Agreement, Mr. Fowler will also be paid board fees consistent with the other non-employee directors of TBK Bank, SSB.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses, including our acquisition of HubTran Inc. and developments related to our acquisition of Transport Financial Solutions and the related over-formula advances, and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 12, 2021.

Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
10.1	Employment Agreement between Triumph Bancorp, Inc. and W. Bradley Voss, dated September 1, 2021
10.2	Consulting Agreement between Triumph Bancorp, Inc. and R. Bryce Fowler, dated September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
10.1	Employment Agreement between Triumph Bancorp, Inc. and W. Bradley Voss, dated September 1, 2021
10.2	Consulting Agreement between Triumph Bancorp, Inc. and R. Bryce Fowler, dated September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: September 1, 2021